September 25, 1997


Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of First Federal Financial Corporation of Kentucky (the "Corporation") to be held at the Corporation's home office, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday, October 15, 1997 at 5:00 p.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will report on the operations of the Corporation. Directors and officers of the Corporation as well as a representative from the Corporation's independent accounting firm, Whelan, Doerr, Pike & Pawley, PSC, will be present to respond to appropriate questions of shareholders.

         Detailed information concerning activities and operating performance during the fiscal year ended June 30, 1997 is contained in our Annual Report, which is also enclosed.

         Please sign, date and promptly return the enclosed proxy card to the Corporation. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                                  Sincerely,



                                                  B. KEITH JOHNSON
                                                  President & C.E.O.

                 FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                 2323 Ring Road
                       Elizabethtown, Kentucky 42702-5006
                                 (502) 765-2131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be Held on October 15, 1997


         The Annual Meeting of Shareholders of First Federal Financial Corporation of Kentucky (the "Corporation"), will be held at the Corporation's home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, October 15, 1997 at 5:00 p.m.

         A Proxy Card and a Proxy Statement of the meeting are enclosed.

         The meeting is for the purpose of considering and acting upon:

            1.    The election of three directors of the Corporation;

            2. The ratification of the appointment of Whelan, Doerr, Pike & Pawley, PSC as auditors for the Corporation for the fiscal year ending June 30, 1998; and

            3. Such other matters as may properly come before the meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on August 30, 1997 are the shareholders entitled to vote at the meeting and any adjournments thereof.

         You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy card will not be used if you attend and vote at the meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    REBECCA S. BOWLING
                                    Secretary

Elizabethtown, Kentucky

IMPORTANT: THE PROMPT RETURN OF PROXY CARDS WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXY CARDS IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                 2323 RING ROAD
                       ELIZABETHTOWN, KENTUCKY 42702-5006
                                 (502) 765-2131

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 15, 1997

                                 PROXY STATEMENT


         This proxy statement is furnished in connection with the solicitation of proxy cards by the Board of Directors of First Federal Financial Corporation of Kentucky (the "Corporation") for use at the 1997 Annual Meeting of Shareholders of the Corporation (the "Meeting") to be held at the Corporation's home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, October 15, 1997 at 5:00 p.m. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement, together with the enclosed proxy card, are being first mailed to stockholders of the Corporation on or about September 25, 1997.


                           REVOCABILITY OF PROXY CARDS

         Shareholders who execute proxy cards retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxy cards will be voted at the Meeting and all adjournments thereof. Proxy cards may be revoked by written notice to the Secretary of the Corporation or by the filing of a later-dated proxy card prior to a vote being taken on a particular proposal at the Meeting. A written notice of revocation of a proxy card should be sent to the Secretary, First Federal Financial Corporation of Kentucky, 2323 Ring Road, P.O. Box 5006, Elizabethtown, Kentucky 42702-5006, and will be effective if received by the Secretary prior to the Meeting. A previously submitted proxy card will also be revoked if a shareholder attends the Meeting and votes in person. Proxy cards solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, the shares represented by a signed proxy card will be voted for the nominees for director set forth below and in favor of the other proposal set forth in this proxy statement for consideration at the Meeting. The proxy card confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Shareholders of record as of the close of business on August 30, 1997 are entitled to one vote for each share then held, except for the right to cumulate votes for the election of directors. As of August 30, 1997, the Corporation had 4,171,196 shares of common stock ("Common Stock") issued and outstanding.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934. Based on such reports, the following table sets forth, as of August 30, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock as of that date. The table also sets forth the beneficial ownership of the Corporation's Chief Executive Officer, and all executive officers and directors as a group.

                                        Amount & Nature       Percent of Shares
                                         of Beneficial         of Capital Stock
                                           Ownership              Outstanding
First Federal Financial Corporation
of Kentucky Employee Stock
Ownership Plan
2323 Ring road
P.O. Box 5006
Elizabethtown, Kentucky  42702-5006      307,595(1)                  7.37%
All Executive Officers and
  Directors as a Group (18 Persons)      473,603(2)                 11.27%

(1) As of the date of this proxy statement, all shares have been allocated. The voting of allocated shares is directed by the employees.

(2) Includes certain shares owned by spouses, or as custodian or trustee, over which shares all executive officers and directors as a group effectively exercise sole voting and investment power, unless otherwise indicated. Also includes 31,006 shares of Common Stock which may be purchased pursuant to stock options exercisable within 60 days from the record date, and 85,827 shares held by the Savings Bank's ESOP which have been allocated to all executive officer participants as a group. Shares allocated to an employee participant are voted by the employee.


                                CUMULATIVE VOTING

         Pursuant to the Articles of Incorporation and Bylaws of the Corporation, every stockholder voting for the election of directors is entitled to cast a number of votes calculated by multiplying his shares times the number directors to be elected. Each stockholder will be entitled to cast his votes for one director or distribute his votes among any number of candidates. The Board of Directors intends to vote the shares represented by completed proxy cards solicited by it equally among the three candidates standing for election as directors nominated by the Board of Directors. However, the Board reserves the right, in its sole discretion, to distribute the votes among some or all of the nominees of the Board of Directors in another manner so as to elect as directors the maximum number of nominees possible.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Corporation's Board of Directors is currently comprised of nine directors, divided into three classes with staggered terms. One class of three directors is elected annually to a three-year term.

         At the Meeting three current directors will stand for re-election. The Board of Directors has nominated Irene B. Lewis, Kennard Peden to stand for re-election, and B. Keith Johnson, who was appointed a director on September 4, 1997 to fill the vacant directorship resulting from the death of Larry W. Logsdon on June 29, 1997. The directors elected at the Meeting will serve for terms of three years. If any nominee is unable to serve, the shares represented by all valid proxy cards will be voted for the election of such substitute director as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

         The three persons receiving the most votes cast in their favor at the Meeting will be elected as directors. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

         The following table sets forth for each nominee and for each director continuing in office such person's name, age, the year he or she first became a director and the number of shares and percentage of the Common Stock beneficially owned.

                                                           SHARES OF
                                                            COMMON
                                    YEAR FIRST               STOCK
                                     ELECTED             BENEFICIALLY
                        AGE AT         OR         TERM     OWNED AT     PERCENT
                       JUNE 30,     APPOINTED      TO     AUGUST 30,      OF
             NAME        1997      DIRECTOR (1)  EXPIRE    1997 (2)      CLASS
             ----        ----      ------------  -------  ----------     -----
B. Keith Johnson          36           1997       2000    21,750 (3)       *
Irene B. Lewis            76           1983       2000     3,200           *
Kennard Peden             82           1967       2000    24,000           *

                         DIRECTORS CONTINUING IN OFFICE

Van E. Allen              87           1950       1999    32,000           *
Robert M. Brown           57           1991       1998    13,532           *
Wreno M. Hall             78           1979       1999   102,264         2.45%
Walter D. Huddleston      71           1966       1999    72,030         1.73
Burlyn Pike               76           1995       1998     1,600           *
J. Alton Rider            60           1987       1998    68,324         1.64


Certain Non-Director Executive Officers

                                     Number of Shares of            Percent
                                  Common Stock Beneficially           of
         Name             Age               Owned                    Class

Wm. Ray Brown             49               26,544(4)                   *

*        Represents less than 1%

(1) Reflects the year first elected as a director of the Bank. With the exception of Mr. Brown, who was appointed to the Board of Directors to fill a vacancy on July 22, 1991 and Mr. Pike who was appointed to fill the unexpired term of J. Howard Holbert on January 4, 1995, each director became a director of the Corporation on the date of its incorporation in August 1989.

(2)     Includes  certain  shares  owned by spouses,  or as custodian or trustee
        over  which  shares  the  director  or  executive  officer   effectively
        exercises sole voting and investment power, unless otherwise indicated.

(3) Includes 20,000 shares of Common Stock subject to currently exercisable stock options. Also includes 1,750 shares under the ESOP which have been allocated to Mr. Johnson's account for which Mr.
        Johnson has voting rights.

(4) Includes 23,102 shares under the ESOP which have been allocated to Mr. Brown's account for which Mr. Brown has voting rights.


LISTED BELOW IS CERTAIN INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION. UNLESS OTHERWISE NOTED ALL DIRECTORS AND EXECUTIVE OFFICERS HAVE HELD THESE POSITIONS FOR AT LEAST FIVE YEARS.

         Van E.Allen has been a director of the Savings Bank since 1950 and has held the office of Senior Vice President for 32 years. Mr. Allen is a retired businessman who previously served on the Elizabethtown City Council.

         Robert M. Brown owns and operates Brown Funeral Home, which he formed in 1972. He is a charter member of the Elizabethtown A.M. Rotary Club. Mr. Brown is also active in the National, Kentucky and South Central Funeral
Directors Association. He is also an active member of the Chamber of Commerce and has served as a major division chairman of Elizabethtown Community College's Partners in Progress fund raising campaign.

         Wreno M. Hall has been a surgeon in Elizabethtown for over 36 years.

         Walter D. Huddleston is a former two-term member of the United States Senate. Since leaving the Senate in 1985, he has owned and operated Walter D. Huddleston Consulting, a legislative consulting firm located in Elizabethtown and Washington, D.C. Mr. Huddleston is a member of the Chamber of Commerce.

         B. Keith Johnson was named President and C.E.O. of the Corporation and the Bank on September 4, 1997 following the June 29, 1997 death of Larry W. Logsdon. Mr. Johnson joined the Bank as comptroller in 1993 and was appointed Executive Vice President in 1995. Before joining the Corporation he was a principal in the accounting firm of Whelan, Johnson, Doerr, Pike & Pawley P.S.C., where he was extensively involved in the firm's financial institution practice. Mr. Johnson has been a licensed CPA since 1984.

         Irene B. Lewis was employed by the Savings Bank in various capacities including Controller and Corporate Secretary for 38 years prior to her retirement in 1985.

         Kennard Peden is a retired farmer. Mr. Peden serves as a director of the North Central Kentucky Education Foundation.


         Burlyn Pike is a member of the law firm Pike & Schmidt Law Office, P.S.C. in Shepherdsville, Kentucky. Mr. Pike also served as the President and Chief Executive Officer of Bullitt Federal Savings Bank until its merger with First Federal Savings Bank in January of 1995. Mr. Pike was named a director of the Corporation in January 1995.

         J. Alton Rider has been owner and operator of Rider's Men & Women Clothing Store in Elizabethtown since 1969. He is past President of the Hardin County A.M. Rotary Club, former Hardin County School Board member, past Hardin County Representative of the Kentucky Retail Association, a current member of the National Retail Federation, and is an active member of the Elizabethtown-Hardin County Chamber of Commerce. He is also currently serving as a Board member of the Kentucky Retail Federation.

Certain Non-Director Executive Officers

         Wm. Ray Brown currently serving as a Senior Vice President and Compliance Officer for the Corporation. Mr. Brown has served in many capacities since joining the Bank in 1972.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended June 30, 1997, the Board of Directors held 13 meetings. Van E. Allen, who has been ill, is the only director who has attended fewer than 75% of the total meetings of the Board of Directors and committee's on which he served during this period.

         The full Board of Directors of the Corporation acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Corporation's shareholders for nominees nor, subject to the procedural requirements in the Corporation's Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors met once during the 1997 fiscal year in its capacity as nominating committee.

         The Board's audit committee selects the Corporation's independent auditors and reviews major financial, accounting and internal auditing policies. This committee meets with the independent auditors before scheduling the external audits to discuss the scope of work and audit findings and reviews the finished reports. The committee also reviews Office of Thrift Supervision examiner's reports and monitors policies pertaining to conflicts of interest as they affect directors, officers, and employees. The audit committee, composed of Directors Lewis, Peden, and Rider, met twice during the 1997 fiscal year.

         The  Board's   compensation   committee   determines  issues  involving
executive compensation. The compensation committee is composed of Directors Huddleston, Allen and Hall. The compensation committee met once in 1997.

EXECUTIVE COMPENSATION

Report of Compensation Committee on Executive Compensation

         During fiscal 1994, the Corporation established a Compensation Committee, comprised entirely of independent, nonemployee directors, with responsibility for reviewing all aspects of the Corporation's and Savings Bank's executive compensation program. The Compensation Committee's primary objective in the structuring of executive compensation is to provide a means of attracting and retaining executives with the experience and capability of providing outstanding leadership to the Corporation and the Savings Bank.

         The Corporation's and the Bank's executive compensation program, described in greater detail below, consists of a competitive base salary, an incentive bonus based on the attainment of annual corporate performance objectives, and stock-based compensation awards.

         In establishing base salary levels and recommending corporate performance objectives, the Committee reviews relevant financial results for the Corporation, including growth in earnings, the rate of return on assets, and various other measures of productivity and efficiency. The Compensation Committee also believes that stock-based compensation, in the form of ESOP awards and grants of stock options and stock appreciation rights, can provide a longer-term incentive by giving executives, employees, and the Corporation's shareholders a common interest in increasing long-term shareholder value.

Salaries
         The Compensation Committee has established a policy of providing base pay for executives that approximates the median base pay provided to executives of other thrifts and financial institutions of similar size. Base pay increases for executives and all other employees are based on an evaluation of individual performance.

Bonus Incentive Compensation
         Corporate performance objectives are established each year by the Board of Directors, which can include specific targets for growth, return on assets, and return on equity. When these objectives are met, all employees, including executive officers, earn an incentive bonus equal to a percentage of base pay. Based upon the actual financial results for the year all employees of the Savings Bank earned an average incentive bonus equal to 8.96% of base pay.

Employee Stock Ownership Plan
         The Corporation awards shares of the Common Stock under the ESOP to eligible employees, including executives, based on a percentage of base pay determined by the Board of Directors. Under the ESOP, executive officers were awarded an aggregate of 1,091 shares of Common Stock during fiscal 1997.

Stock Option and Incentive Plan
         The Corporation maintains a Stock Option and Incentive Plan as a means of increasing the incentive and encouraging the continued employment of key employees by facilitating their purchases of an equity interest in the Corporation. Under this plan, participants are eligible to receive stock options and stock appreciation rights. Awards under the plan are subject to vesting and forfeiture as determined by the Stock Option Committee administering the plan. The stock options granted to date have various vesting schedules ranging from four years to eight years depending on the date of the option. Options and SARs may be granted at or below the market value of the Corporation's Common Stock on the date of grant. During the fiscal 1997, no shares were granted to executive officers under this plan. The Board believes that this plan helps to retain and motivate executive officers to improve long-term shareholder value.

Compensation of Chief Executive Officer
         In establishing Mr. Logsdon's salary for fiscal year 1997, the Compensation Committee took into account the Corporation's success in meeting its financial and non-financial performance goals and the Committee's overall assessment of Mr. Logsdon's contribution to the Corporation's outstanding performance. Mr. Logsdon earned a base salary of $151,000 for fiscal 1997, a 6.3% increase over his base salary for fiscal 1996. Mr. Logsdon's incentive bonus for fiscal 1997 was $13,997 or 9.3% of his salary. Mr. Logsdon was also awarded 230 shares of stock from the ESOP during fiscal 1997.


                             COMPENSATION COMMITTEE
                              Walter D. Huddleston
                                  Van E. Allen
                                  Wreno M. Hall
                                   Burlyn Pike

Summary Compensation Table

         The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Corporation and the Savings Bank. No other executive officer earned a combined salary and bonus in excess of $100,000 during fiscal year 1997. The table also includes the 1997 compensation for B. Keith Johnson who was named President and C.E.O. of the Corporation and the Bank on September 4, 1997.



                               ANNUAL COMPENSATION
Name and                                           Other Annual      All Other
Principal Position     Year    Salary     Bonus    Compensation    Compensation
                                                       (1)             (2)
Larry W. Logsdon       1997   $151,100   $16,156      $3,480         $22,891 (3)
President and Chief    1996    142,100    22,444       3,237          51,757 (3)
  Executive Officer    1995    133,600    11,262       3,300         108,454 (3)

B. Keith Johnson       1997     80,000     8,510       2,500           6,964 (4)
President & C.E.O.

(1) Includes a performance incentive bonus and a Christmas bonus. See Report of Compensation Committee on Executive Compensation."

(2) Represents compensation related to Mr. Logsdon's use of an automobile provided by the Bank and compensation for Mr. Johnson's use of his own vehicle for Bank purposes.

(3) Includes the following for the 1997, 1996, and 1995 fiscal years, respectively: director's fees of $12,600, $12,600, and $12,600; matching contributions under the Savings Bank's 401 (k) plan of $6,036, $5,682, $5,344; amounts credited to Mr. Logsdon's account under the Savings Bank's ESOP of $4,255,$33,475, and $90,510.

(4) Includes for 1997, respectively; matching contributions under the Bank's 401-K Plan of $4,800; and amounts credited to Mr. Johnson's account under the Bank's ESOP of $2,164.

Options Exercises and Year-end Value Table

         The following table sets forth information concerning the value of options held by the Chief Executive Officer at the end of fiscal year 1997.

                                                                    Value of
                                                   Number of      Unexercised
                                                  Unexercised     In-the-Money
                                                    Options          Options
                                                   at Fiscal        at Fiscal
                  Shares Acquired     Value         Year-End         Year-End
      Name          on Exercise     Realized(1)  (Exercisable)  (Exercisable)(1)

Larry W. Logsdon       16,668        $256,271       10,000          $116,250
B. Keith Johnson         -0-            -0-         20,000          $120,000

(1) Difference between fair market value of underlying Common Stock at June 30, 1997 and the exercise price of such options.

Directors' Compensation

         Members of the Board of Directors of the Corporation receive a monthly fee of $250. Members of the Savings Bank's Board of Directors receive a monthly fee of $750. Advisory Board members receive a monthly fee of $550. No fees are paid for attendance at committee meetings.


Benefits

         Retirement Plan. The Savings Bank is a participating employer in a multiple employer pension plan sponsored by the Financial Institution Retirement Fund. All full time employees of the Savings Bank are eligible to participate after one year of service and attaining age 21. Service credit for purposes of benefit accrued, eligibility and vesting is retroactive to the date of employment.

         A qualifying employee becomes fully vested in the plan upon completion of five years' service or when the normal retirement age of 65 is attained. The plan is intended to comply with the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, ("Code") as a "tax qualified" deferred benefits plan, and with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         The plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the plan is equal to 2% of the highest average earnings received in any five consecutive full calendar years during the last ten years of employment before the participant's normal retirement date multiplied by the years of credited service. A participant who has attained the age of 45 and completed ten years of service may take an early retirement and elect to receive a reduced monthly benefit beginning immediately. Mr. Logsdon has 28 years, and Mr. Johnson has 4 years of credited service under the plan. During fiscal year 1997, the Bank contributed $56,475 to the plan.

         The following table shows the estimated annual benefits payable under the plan based on the respective employee's years of service and the compensation indicated below, as calculated under the plan assuming retirement as of December 31, 1996. Under the Code, benefits under the plan are limited to $120,000 per year.



                                YEARS OF SERVICE

 Remuneration        15         20          25          30         35
 ------------       ----       ----        ----        ----        ---
    10,000          3,000      4,000       5,000       6,000       7,000
    20,000          6,000      8,000      10,000      12,000      14,000
    30,000          9,000     12,000      15,000      18,000      21,000
    60,000         18,000     24,000      30,000      36,000      42,000
    90,000         27,000     36,000      45,000      54,000      63,000
   120,000         36,000     48,000      60,000      72,000      84,000
   150,000         45,000     60,000      75,000      90,000     105,000


Transactions with the Corporation and the Savings Bank

         In the past, the Savings Bank has followed a policy of offering preferential terms on loans to its officers, directors and employees. As a result of the passage in August 1989 of the Financial Institution Reform, Recovery and Enforcement Act of 1989, however, the Savings Bank is no longer permitted to grant loans on preferential terms to executive officers and directors. The Savings Bank therefore currently offers interest rate and fee concessions only on loans to its non-executive employees. All loans to directors and executive officers are approved by the Board of Directors and are made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectability or contain other unfavorable terms.

         Set forth below is certain information relating to grandfathered loans which had preferential terms made to executive officers and directors and their affiliates whose total aggregate loan balances exceeded $60,000 at any time since the beginning of the last fiscal year.



                                                             Highest
                                                             Unpaid
                                                            Principal
                                      Prevailing  Interest   Balance  Balance at
  Name and           Date     Opening  Rate When    Rate      Since     June 30,
Type of Loan      Originated  Balance  Loan Made  Charged  July 1, 1995   1996
------------      ----------  -------  ---------  -------  ------------   ----
 Alan Howell
 First mortgage on  12/21/88  100,000    10.50    5.755%(1)  $87,752    $84,892
 personal residence


(1) Loan is adjustable rate; rate represents current interest rate.

                       COMPARATIVE STOCK PERFORMANCE GRAPH


         The graph below shows the cumulative total return on the Common Stock of the Corporation between June 30, 1992 through June 30, 1997 compared with the cumulative total return of the NASDAQ Stock Market Index for U.S. Companies and the S&P Savings and Loans Index over the same period. Cumulative total return on the stock or the index equals the total increase in value since June 30, 1992 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on June 30, 1992 in the Common Stock of the Corporation or in the indexes.



[GRAPHIC OMITTED]







                                            Cumulative Total Return


                                6/92     6/93    6/94     6/95     6/96    6/97
First Federal Financial
  Corporation of Kentucky        100      133     215      187      285     258
S & P Savings & Loan Companies   100      101     107      129      158     274
NASDAQ Stock Market - US         100      126     127      169      218     265

             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS

         The board of Directors has renewed the Corporation's arrangements with Whelan, Doerr, Pike & Pawley, PSC, independent certified public accountants, to be its auditors for the 1998 fiscal year, subject to ratification by the Corporation's shareholders. A representative of Whelan, Doerr, Pike & Pawley, PSC is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

         The appointment of the auditors must be ratified by a majority of the votes cast by the shareholders of the Corporation at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non- votes, are not considered in determining the number of votes which have been cast for or against Proposal II. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of auditors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to regulations promulgated under the Securities Exchange Act of 1934, the Corporation's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Corporation believes that during the fiscal year ended June 30, 1997, all of its officers and directors and all stockholders who own more than ten percent of the Corporation's outstanding Common Stock have complied with the reporting requirements.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that shares represented by completed proxy cards in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such shares.

                                  MISCELLANEOUS

         The cost of solicitation of proxy cards will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxy cards personally or by telegraph or telephone without additional compensation.

         The Corporation's Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the close of business on August 30, 1997. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's home office at 2323 Ring Road, P.O. Box 5006, Elizabethtown, Kentucky 42702-5006, no later than May 28, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Rebecca S. Bowling
                                     Secretary

Elizabethtown, Kentucky
September 25, 1997

                          The Directors and Officers of
                 First Federal Financial Corporation of Kentucky
                       cordially invite you to attend our
                         Annual Meeting of Stockholders
                           Wednesday, October 15, 1997
                                     5:00 PM
                            Corporation's Home Office
                                 2323 Ring Road
                             Elizabethtown, KY 42701

                                    IMPORTANT
          In order that there may be a proper representation at the meeting, you are urged to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

                             DETACH PROXY CARD HERE
-------------------------------------------------------------------------------
                              REVOCABLE PROXY CARD
                 FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 15, 1997

The undersigned hereby appoints the full board of directors of the Corporation with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Federal Financial Corporation of Kentucky which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Corporation's home office, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday, October 15, 1997 at 5:00 p.m., local time and at any and all adjournments thereof, as follows:

1 . The election as directors of all nominees listed below (except as, marked to
    the contrary below)                 FOR      VOTE WITHHELD
                                       -----     -------------
                                        |-|           |-|
         B. Keith Johnson
         Irene B. Lewis
         Kennard Peden

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line below.

2. The ratification of the appointment of Whelan,  Doerr, Pike & Pawley,  PSC as
auditors  for the 1998 fiscal year.       FOR     AGAINST      ABSTAIN
                                          |-|       |-|          |-|


The Board of Directors  recommends  a vote "FOR' each of the nominees  listed in
Item 1 and "FOR" Item 2.


             THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS.

    This proxy card is solicited by the Board of Directors and the shares represented hereby will be voted as directed and In accordance with the accompanying proxy statement. If no instructions are provided, the shares represented hereby will be voted 'For" each of the nominees listed in Item 1 and "For" Item 2.
         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Undersigned's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
         The undersigned acknowledges receipt for the Corporation prior to the execution of this proxy card of Notice of the Meeting, a Proxy Statement dated September 25, 1997 and the 1997 Annual Report to Stockholders. DATE: , 1997



                            PRINT NAME OF STOCKHOLDER


                            SIGNATURE OF STOCKHOLDER


                            PRINT NAME OF STOCKHOLDER


                            SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------





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